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                                  Exhibit 32.1
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                            CERTIFICATION PURSUANT TO
            RULE 13a-14(1) OR RULE 15d-14(b) AND 18 U.S.C. SEC. 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the annual report of Dujour Products, Inc., (the "Company") on Form 10-QSB for the quarter ended March 31, 2007 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Adrian Crimeni, Principal Executive Officer and Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.


Date:   May 15, 2007                         /s/ Adrian Crimeni
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                                               (Signature)

                                               Principal Executive Officer and
                                               Principal Financial Officer





















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